                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): April 17, 2003


                         A.C. MOORE ARTS & CRAFTS, INC.
        ----------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Pennsylvania                         000-23157                         22-3527763
-----------------------------------       -----------------------            -------------------
  (State or other jurisdiction of        (Commission File Number)               (IRS Employer
          incorporation)                                                      Identification No.)





              500 University Court
                 Blackwood, NJ                                    08012
    ----------------------------------------                    ----------
    (Address of principal executive offices)                    (Zip Code)


     Registrant's telephone number, including area code       (856) 228-6700
                                                            ------------------

                                 Not Applicable
                          -----------------------------
                         (Former name or former address,
                          if changed since last report)

Item 7. Financial Statements and Exhibits

        (c)  Exhibits

                99.1  Press Release dated April 17, 2003.


Item 9. Regulation FD Disclosure

         In accordance with SEC Release No. 33-8216, the following information is being provided under "Item 12. Results of Operations and Financial Condition."

         On April 17, 2003, the Registrant issued a press release. A copy of the press release is attached as Exhibit 99.1 to this report.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       A.C. MOORE ARTS & CRAFTS, INC.



Date: April 17, 2003                   By:  /s/ Leslie H. Gordon
                                           -------------------------------------
                                            Name:  Leslie H. Gordon
                                            Title: Chief Financial Officer and
                                                   Executive Vice President

                                  Exhibit Index

Exhibit No.                          Description
-----------                          -----------
   99.1                              Press Release dated April 17, 2003.